accelerize

Investor Presentation

July 2015


2062
P

Safe Harbor

Accelerize Inc. provides the information as is and without any warranties. These corporate materials do not constitute the solicitation of the purchase or sale of securities. This presentation includes certain non-GAAP financial measures as defined by the rules of the Securities and Exchange Commission. These corporate materials may contain forward-looking statements from Accelerize Inc. within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, when we describe our revenue projections, our growth prospects, our new products, market opportunities and the forecast for advertising markets, we are using forward-looking statements. These forward-looking statements are based on the current expectations of the management of Accelerize Inc. only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; our technology may not be validated as we progress further; we may be unable to retain or attract key employees whose knowledge is essential to the development of our products and services; unforeseen market and technological difficulties may develop with our products and services; inability to timely develop and introduce new technologies, products and applications; or loss of market share and pressure on pricing resulting from competition, all of which could cause the actual results or performance of Accelerize Inc. to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Accelerize Inc. undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Accelerize Inc., reference is made to Accelerize Inc.'s reports filed from time to time with the Securities and Exchange Commission.


accelerize

THE OFFERING

Issuer	Accelerize Inc.
Exchange:Ticker	OTCQB:ACLZ
Offering Type	Publicly Marketed Follow-On Offering
Offering Size	$10 Million
Use of Proceeds	General Corporate and Working Capital Purposes
Expected Pricing	Wednesday, July 29th After Market Close
Sole Managing Underwriter	Craig-Hallum Capital Group
Management Team	Brian Ross – Chairman and CEO Santi Pierini – President and COO Michael Lin – CFO

COMPANY HIGHLIGHTS

- SaaS performance marketing company in the marketing technology space
- Tracks digital marketing spend from first click to conversion and everything in between to gain insight into the customer journey
- Moving upstream in 2015 from affiliate networks to providing an enterprise digital marketing platform for global advertisers and publishers
- Delivered 20 consecutive quarters of revenue growth
- $20.8M revenue run-rate based on annualized Q1 ‘15 results
- Predictable SaaS revenue model with customer renewal rates greater than 90%
- Gross margins above 70%, and managing with minimal cash burn
- Growing global presence in EMEA and APAC

500+	5BN+	20	71%	70%+
Customers	**Tracking**	**Quarters**	**Revenue**	**Gross Margins**
Increasing 50% YoY	Consumer actions per month	of consecutive revenue growth	YoY growth (2014)	and managing with minimal cash burn

REVENUE GROWTH AND MOMENTUM


20 Consecutive Quarters of Revenue Growth
91% CAGR (2011-2014)
$0.5M
$0.0
$0.1
$0.1
$0.3
339% YoY
$2.4M
$0.3
$0.5
$0.7
$0.9
144% YoY
$5.8M
$1.0
$1.3
$1.6
$1.9
68% YoY
$9.7M
$2.2
$2.3
$2.5
$2.7
71% YoY
$16.5M
$3.4
$3.9
$4.3
$4.8
52% YoY
$5.2
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2010
2011
2012
2013
2014
2015

Product Introductions

- Launched CAKE for Networks in 2010
- Commercial roll-out of CAKE for Advertisers in Q1 '15
  - Higher ASPs
  - Substantially larger market opportunity
  - Land and expand enterprise sales strategy
- Launching CAKE for Publishers in 2H 2015
  - Estimate similar market size as CAKE for Advertisers

COMPANY VITALS

- SaaS Marketing Technology Company
- Provides Tracking, Attribution and Optimization
- Comprehensive Visibility into the Customer Journey
- Tracking 5 Billion+ Consumer Actions per Month
- Massively Scalable Real-Time Data Analytics
- Extensive Partner Ecosystem

500+ customers spanning a diverse range of industries

THOMSON REUTERS | pch.com Publishers Clearing House | Alaska Airlines
eHarmony | E*TRADE | vivint.
legalzoom | match.com | yp
Experian A world of insight | lendingtree | RealtyTrac

ADVERTISER'S CHALLENGES WITHOUT CAKE

- No Ability to Measure Cross-channel Performance and ROI
- Dealing with Fragmented Tools and Ambiguous Data
- Limited Visibility into the Customer Journey
  - Multiple Touch Points
  - No Marketing Effort ROI
  - No Customer Segment Lifetime Value

"82.2% of marketers do not have the ability to measure cross-channel performance or return on investment."

Laurie Sullivan
Multichannel Marketing

CAKE *for Advertisers*

Actionable marketing intelligence provides deep insights across the customer journey by measuring cross-channel cost and performance

TRACKING:

All Digital Channels

ATTRIBUTION:

Multi-Touch Conversion Attribution

OPTIMIZATION:

Performance Targeting

INTEGRATION:

CRM, ERP, Mktg Automation, etc.



CAKE for Networks
affiliate by CONVERSANT
LinkShare
Affiliate
Google
bing
Search
Social
doubleclick by Google
OpenX
Display
CAKE for Advertisers
Video
YouTube
vimeo
InMobi
FLURRY
Mobile
Email
Marketo
Shopping
RetailMeNot
COUPONS .com

CASE STUDY: MARKETING TO THE MULTI-CHANNEL CONSUMER


legalzoom
Acquisition Marketing
Customer Nurturing
$$
Maximum ROI and customer lifetime value
1
Social
2
Display
3
Email
LinkedIn Ad
Customer Inquiry Form
Customer creates an LLC to start a new business
Customer applies for AMEX Corporate card

TRACKING CUSTOMER LIFETIME VALUE


Display Ads
Video
Ecommerce
Search
Lead Forms
Social Ads
Affiliates
Mobile Ads
Marketing Intelligence
Marketing Automation
Customer Relationship Management
Customer Lifetime Value
CAKE
Acquisition Marketing
Customer Nurturing
Sales Qualified Leads
CUSTOMER/PURCHASE

CAKE MARKET OPPORTUNITY

$137.5 Billion+
online ad spend in 2014

$4-$6 Billion+
Total Addressable Market

CAKE tracks and optimizes digital marketing spend across all major verticals

Source: eMarketer, October 2014

GARTNER ON CAKE

CAKE's platform compliments the Magic Quadrant vendors' solutions and enables marketers to maximize the productivity of these tools by providing deeper insight and analytics into the customer journey

Vendors to Watch

- Acxiom
- **CAKE/Accelerize**
- eBay Enterprise
- Hubspot
- Kenshoo
- Marin
- RedPoint
- SAP
- SAS
- Tealium
- Webtrends


Challengers
Leaders
IBM
Marketo
ORACLE
Adobe
salesforce
rocketfuel
TURN
IGNITIONONE
CONVERSANT
MediaMath
sitecore
neustar
TERADATA
infor
hp
Niche Players
Visionaries
Ability to Execute
Completeness of Vision

Source: Gartner.com, "Magic Quadrant for Digital Marketing Hubs," December 2014

"The company appeals to enterprise performance marketers that desire strong accountability and publishers offering a pay-for-performance pricing model…CAKE provides open APIs, a CRM data onboarding capability, and an attribution model. In line with its affiliate roots, ***CAKE emphasizes the tracking of media spending directly to sales****."*

Gartner

CAKE for Advertisers Features

Track digital marketing spend from first click to conversion and every step in between to gain insight into the customer journey



Multi-Channel Tracking

Get the power and confidence to redirect marketing spend in real-time through deeper insight into the traffic driven by digital marketing channels including search, display, email, social, mobile, video, affiliate, direct and shopping.



Multi-Touch Attribution

Support multiple attribution models including engagement, linear, time decay, customized as well as first and last touch.



Digital Spend Optimization

Support multiple attribution models including engagement, linear, time decay, customized as well as first and last touch.



Reporting and Data Visualization

Customize reporting by user or segment, and share these views across the organization. Create calculations for each report and share via custom views.



Direct Publisher Management

Manage relationships with top media partners directly, increasing efficiency and providing the most mutually beneficial value. Have the liberty to work with partners in any way.



Ecommerce Solutions

Understand every level of ecommerce campaign performance and collect actionable metrics on every order via product feed integration.



Lead Generation and Distribution

Automated collection, validation and distribution of leads in real-time with industry-leading tools.



Integrations

Track and manage the most common tasks and actions within a single interface. New integrations are introduced monthly.

CAKE

POWERFUL DASHBOARDS AND INTUITIVE USER INTERFACE

Advanced Data Visualization



Digital Spend Optimization



GROWTH OPPORTUNITIES

CAKE has multiple avenues of significant growth potential in the Company's strategic plan

CAKE for Networks

- Well-established product in the marketplace
- Continue to execute against sales pipeline
- Focus on international expansion

CAKE for Advertisers

- New product with higher ASPs and a robust sales pipeline
- Adding sales personnel with a focus on enterprise
- Building partner ecosystem and referral sources
- Land and expand strategy – upsell new modules (i.e. email, search, etc.) or new divisions within the same organization

CAKE for Publishers

- Release scheduled in 2H 2015
- Solution is designed to better monetize publisher web traffic
- Leverages core technology backbone of Cake for Advertisers
- Land and expand strategy

Symbiotic relationship between the three products creates exciting future opportunities

SALES AND EXECUTION STRATEGY

- Direct sales and partner growth strategy
- Direct sales strategy
  - New EVP of Sales hired in December of 2014
  - Added sales personnel to target specific verticals within enterprise
  - 33% growth in sales and marketing headcount in Q1 '15 over Q4 '14
  - Continue sales and marketing headcount expansion
- Partner Strategy
  - Key integration recently completed with Marketo
  - Continue to expand Tier 1 partner ecosystem

Sales & Marketing Headcount



12
24
32
2013
2014
Q1 15



CAKE

FINANCIALS

- CAKE customer renewal rate is 90% +
- Large diverse customer base
- Minimal cash burn, Q1 2015 adjusted EBITDA* loss of $542k

($ Millions)

REVENUE



$6
$5
$4
$3
$2
$1
$0
144% YoY
$5.8M
68% YoY
$9.7M
71% YoY
$16.5M
52% YoY
$1.0
$1.3
$1.6
$1.9
$2.2
$2.3
$2.5
$2.7
$3.4
$3.9
$4.3
$4.8
$5.2
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2012
2013
2014
2015

GROSS MARGIN



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
87%
82%
85%
77%
78%
78%
79%
78%
77%
72%
71%
79%
75%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2012
2013
2014
2015

Source: Company SEC filings
** EBITDA reconciliation on slide 21*

accelerize

BALANCE SHEET AND CAPITAL STRUCTURE

BALANCE SHEET As of March 31, 2015	
Cash & equivalents	$1.5M
Total assets	$5.4M
Total debt	$3.9M
Total liabilities	$5.7M

SHARES OUTSTANDING As of July 20, 2015	
Basic shares outstanding	62,852,055
Options(1)	14,613,336
Warrants(2)	5,380,699
Fully diluted shares outstanding	82,846,090

Source: Company SEC filings

(1) Approximately 10,833,622 shares are currently exercisable at a weighted average price of $0.34 per share

(2) Approximately 751,364 shares are currently exercisable at a weighted average price of $0.98 per share

CAKE

INVESTMENT SUMMARY

- The cloud leader in a large and growing $4 - $6+ billion market
- Delivering unique value to customers by providing the most complete view into the customer journey across **all** digital channels
- Highly complementary to customer's existing marketing solutions – CAKE tracking, attribution and optimization drives higher ROI on marketing tools
- Commercial roll-out of CAKE for Advertisers in Q1 '15 and launching CAKE for Publishers product in 2H 2015
- 20 consecutive quarters of revenue growth and 70%+ gross margins
- Predictable SaaS revenue model with customer renewal rates greater than 90%
- Seasoned management team with digital marketing and enterprise sales expertise

Appendix



EBITDA RECONCILIATION

Reconciliation of US GAAP Net Income (Loss) to Adjusted EBITDA

$ in thousands	2013	2014	Q1 '14	Q1 '15
US GAAP net income (loss)	$ 94	$ (3,253)	$ (368)	$ (1,594)
(Gain) from disposal of discontinued operations	(304)	0	0	0
Interest (income)	(15)	(18)	0	(33)
Interest expense	40	50	3	45
Depreciation & amortization	114	1,322	257	403
Stock-based compensation	505	603	144	637
Total adjustments	340	1,957	404	1,052
Adjusted EBITDA	$ 433	$ (1,297)	$ 37	$ (542)

Source: Company SEC filings

Disclosure

The Company believes supplementing its consolidated financial statements presented in accordance with GAAP with non-GAAP measures provides investors with useful information regarding Accelerize's financial performance. Adjusted EBITDA is derived from GAAP results by excluding the items related to discontinued operations, interest income / expense, depreciation and amortization, and stock-based compensation from the Company's net income or loss. The Company excludes the impact of these non-cash and other items, as the Company believes it is not indicative of its core operating results or future performance.

Adjusted EBITDA and other non-GAAP financial measures used and presented by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, financial performance measures prepared in accordance with GAAP. The table presents reconciliations of net income (loss) to adjusted EBITDA.